UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013
CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53193	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (770) 449-7800

Former name or former address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reverse Stock Split and Stock Dividend

On October 24, 2013, board of directors of CatchMark Timber Trust, Inc. (the “Company”) approved a ten-to-one reverse stock split of the Company’s outstanding common stock (the “Reverse Stock Split”), which was effected on October 24, 2013, and declared a stock dividend which was paid on October 25, 2013 (the “Stock Dividend” and, together with the Reverse Stock Split, the “Recapitalization”) pursuant to which each share of common stock outstanding as of October 24, 2013, following the Reverse Stock Split, received:

•	one share of Class B-1 common stock; plus

•	one share of Class B-2 common stock; plus

•	one share of Class B-3 common stock.

The Reverse Stock Split and the Stock Dividend were undertaken in preparation for the listing of shares of the Company’s common stock on a national securities exchange. The Class B common stock is identical to the Class A common stock except that (1) the Company does not intend to list the Class B common stock on a national securities exchange and (2) shares of the Class B common stock will convert automatically into shares of the Class A common stock, pursuant to provisions of the charter, on the following schedule: (i) six months following the listing, in the case of the Class B-1 common stock; (ii) the earlier of 12 months following the listing and such earlier date as determined by the board of directors, but not earlier than nine months following the listing, in the case of the Class B-2 common stock; and (iii) the earlier of 18 months following the listing and such earlier date as determined by the board of directors, but not earlier than 12 months following the listing, in the case of the Class B-3 common stock.

On the 18-month anniversary of the listing, all shares of the Class B common stock will have converted into the Class A common stock. If the Company has not listed the Class A common stock by December 31, 2015, all of the outstanding shares of Class B common stock will automatically convert to Class A common stock.

Amendments to the Charter

On October 24, 2013, the Company filed Articles of Amendment to the charter in order to effect the Reverse Stock Split (the “Reverse Split Articles”). The Reverse Split Articles designated the currently outstanding shares of common stock as shares of Class A common stock and combined every ten shares of the issued and outstanding Class A common stock, $0.01 par value per share, into one share of Class A common stock, $0.10 par value per share. On October 24, 2013, following the effectiveness of the Reverse Split Articles, CatchMark Timber Trust also filed Articles of Amendment changing the par value of the issued and outstanding shares of Class A common stock back to $0.01 per share (the “Par Value Articles”). Following effectiveness of the Par Value Articles, CatchMark Timber Trust filed Articles Supplementary to the charter designating the terms of the Class B common stock, as described above (the “Articles Supplementary”).

The information set forth herein with respect to the Reverse Split Articles, the Par Value Articles and the Articles Supplementary does not purport to be complete and is qualified in its entirety by the full texts thereof, copies of which are filed as Exhibits 3.1, 3.2 and Exhibit 3.3 hereto and are incorporated herein by reference.

Item 8.01 Other Events

The Company is re-issuing in an updated format the historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”). All common stock share and per share data included in these re-issued historical financial statements give retroactive effect to the Recapitalization discussed above in Item 5.03.

This report on Form 8-K updates Items 5, 6, 7 and 8 of the Form 10-K to reflect the Recapitalization. No attempt has been made to update matters in the Form 10-K, except to the extent expressly provided above. The information provided in this Current Report on Form 8-K should be read in conjunction with the portions of the Form 10-K not subject to the updates described herein and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment

3.2	Articles of Amendment

3.3	Articles Supplementary

99.1	Form 10-K, Item 5. Market For Registrant's Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities

99.2	Form 10-K, Item 6. Selected Financial Data

99.3	Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.4	Form 10-K, Item 8. Financial Statements

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

* Furnished with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.
By:	/s/ Brian M. Davis
Brian M. Davis
Senior Vice President and Chief Financial Officer
Date:	October 25, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment

3.2	Articles of Amendment

3.3	Articles Supplementary

99.1	Form 10-K, Item 5. Market For Registrant's Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities

99.2	Form 10-K, Item 6. Selected Financial Data

99.3	Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.4	Form 10-K, Item 8. Financial Statements

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

* Furnished with this Form 8-K.